Virtus Zevenbergen Innovative Growth Stock Fund,

a series of Virtus Asset Trust

Supplement dated October 24, 2023 to the Summary Prospectus, and the Virtus Asset Trust

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated April 28, 2023, as supplemented

Important Notice to Investors

Zevenbergen Capital Investments LLC has announced that, effective December 31, 2023, Brooke de Boutray, CFA will retire and consequently step down from her role as a portfolio manager for the Virtus Zevenbergen Innovative Growth Stock Fund (the “Fund”). There will be no changes to the investment process for the Fund, which is team oriented. The Prospectuses and SAI will be updated as appropriate at the time of the transition.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAT 8622/Zevenbergen PM Announcement (10/2023)